UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d) of the Securities

Exchange Act of 1934

April 28, 2006

Date of Report (Date of earliest event reported)

KOPPERS INC.

(Exact name of registrant as specified in its charter)

Pennsylvania	1-12716	25-1588399
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

436 Seventh Avenue

Pittsburgh, Pennsylvania 15219

(Address of principal executive offices)

(412) 227-2001

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement

On April 28, 2006, the Company entered into an agreement to purchase certain assets related to the coal tar business of Reilly Industries, Inc. The asset purchase agreement is furnished as exhibit 99.1 to this Current Report on Form 8-K and is incorporated by reference herein.

Item 9.01 Financial Statement and Exhibits.

Number	Description	Method of Filing
99.1	Asset Purchase Agreement Between Reilly Industries, Inc. and Koppers Inc.	Filed as Exhibit 99.1 to Form 8-K of Koppers Holdings Inc. dated April 28, 2006 and incorporated by reference thereto

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: April 28, 2006

KOPPERS INC.

By:	/s/ Brian H. McCurrie
Brian H. McCurrie
Vice President and Chief Financial Officer